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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2002


                          Forest City Enterprises, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



           Ohio                      1-4372                      34-0863886
-----------------------------    ----------------            ------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio                                         44113
----------------------------------------------               -------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: 216-621-6060
                                                    ------------


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

     On September 11, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of Forest City Enterprises, Inc. (the "Company") for the quarter ended July 31, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FOREST CITY ENTERPRISES, INC.



                                      By:          /s/ Thomas G. Smith
                                          -------------------------------------
                                          Name:  Thomas G. Smith
                                          Title: Executive Vice President, Chief
                                                 Financial Officer and Secretary

Date: September 11, 2002